UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2018

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2018, Patricia Simmons advised HMN Financial, Inc. (the “Company”) of her resignation from the board of directors of the Company, effective April 24, 2018.

On April 24, 2018, the board of directors of the Company accepted Dr. Simmons’ resignation.

Item 5.07           Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on April 24, 2018 at 10:00 a.m. (the “Annual Meeting”). On March 1, 2018, the record date for the Annual Meeting, there were 4,504,234 shares of common stock issued and outstanding. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

1.

The stockholders elected three directors to serve until the conclusion of the third succeeding annual meeting of stockholders or until their successors have been duly elected and qualified. The votes regarding this proposal were as follows:

Terms expiring in 2021:	For	Against	Abstain	Broker Non-Votes
Bradley C. Krehbiel	2,646,749.637	314,636.348	14,723.000	1,053,891.000
Hugh C. Smith	2,711,941.680	262,987.305	1,180.000	1,053,891.000
Mark E. Utz	2,110,105.637	862,844.348	3,159.000	1,053,891.000

2.

The stockholders approved the advisory (non-binding) vote to approve the compensation of the Company’s executives as disclosed in the proxy statement. The votes regarding this proposal were as follows:

Votes for the proposal	2,545,760.366
Votes against the proposal	370,006.904
Votes abstaining	60,341.715
Broker Non-Votes	1,053,891.000

3.	The stockholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for 2018. The votes regarding this proposal were as follows:

Votes for the proposal	4,015,677.803
Votes against the proposal	12,405.182
Votes abstaining	1,917.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: April 30, 2018	By:	/s/ Jon Eberle
Jon Eberle Senior Vice President, Chief Financial Officer and Treasurer